UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 26, 2016
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

 (208) 664-4859
(Company’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 26, 2016, the board of directors of Timberline Resources Corporation (the "Company") authorized the delisting of the Company's common stock from the NYSE MKT exchange.  On January 26, 2016, the Company notified the NYSE MKT exchange of its decision to voluntarily delist its common stock from the exchange.

Item 7.01 Regulation FD Disclosure.

Butte Highlands Transaction

On January 29, 2016, Timberline Resources Corporation (the “Registrant”) executed a Member Interest Purchase Agreement (the “Purchase Agreement”) with New Jersey Mining Company (“New Jersey” together with the Registrant are collectively referred to herein as the “parties”) pursuant to which the Registrant sold all of its 50% interest in the Butte Highlands, JV, LLC, including any and all data, reports, and information relating to the Butte Highlands project (the “JV Interest”).

Pursuant to the Purchase Agreement, the parties agreed that consideration for the JV Interest consisted of, (i) two hundred and twenty-five thousand dollars ($225,000) and (ii) three million (3,000,000) restricted shares of New Jersey (“New Jersey Shares”).  $50,000 of the cash consideration (the “Down Payment”) was paid on January 25, 2016 with the remaining $175,000 of the cash consideration and the New Jersey Shares paid at closing, which occurred on January 29, 2016.

The Registrant determined that the JV Interest was a non-core asset and that the sale of JV Interest was not a material transaction and the Purchase Agreement was not a material agreement.

Delisting

On January 26, 2016, the Company issued a press release entitled “Timberline Resources Announces Voluntary Delisting from NYSE MKT”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Purchase Agreement and the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description
99.1	Press Release of Timberline Resources Corporation dated January 26, 2016.*

*  The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: February 1, 2016	By:	/s/ Steven A. Osterberg
Steven A. Osterberg President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Timberline Resources Corporation dated January 26, 2016.*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.